ACCESS COMMUNICATIONS, INC

                              FINANCIAL STATEMENTS

                                December 31, 1997




















Smith
&
Company
           A Professional Corporation of Certified Public Accountants


                       10 WEST 100 SOUTH, #700 O SALT LAKE CITY, UTAH 84101-1554
                           TELEPHONE: (801) 575-8297 O FACSIMILE: (801) 575-8306

                                 C O N T E N T S



                                                                           Page

INDEPENDENT AUDITOR'S REPORT ............................................   2

BALANCE SHEET ...........................................................   3

STATEMENT OF OPERATIONS..................................................   4

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY.............................   5

STATEMENT OF CASH FLOWS .................................................   6

NOTES TO FINANCIAL STATEMENTS ...........................................   7

UNAUDITED PRO-FORMA FINANCIAL STATEMENTS.................................   9




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                                      Smith
                                        &
                                     Company

           A Professional Corporation of Certified Public Accountants




Board of Directors
IJNT.net
Houston, TX


                          INDEPENDENT AUDITOR'S REPORT


We have audited the accompanying balance sheet of Access Communications, Inc. as of December 31, 1997, and the related statements of operations, changes in stockholders' equity, and cash flows for the year ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Access Communications, Inc. as of December 31, 1997 and the results of its operations, changes in stockholders' equity, and cash flows for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                                                    CERTIFIED PUBLIC ACCOUNTANTS

Salt Lake City, Utah
January 18, 2000



                                       2


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                           ACCESS COMMUNICATIONS, INC.

                                  BALANCE SHEET
                                DECEMBER 31, 1997

ASSETS

CURRENT ASSETS
     Cash in bank                                                  $     12,035
     Accounts receivable - Trade                                         44,284
     Inventory                                                            5,334
     Prepaid expenses                                                        75
                                                                   -------------

                                          TOTAL CURRENT ASSETS           61,728

PROPERTY AND EQUIPMENT (net of $16,271 depreciation)                     19,672

OTHER ASSETS
     Deposits                                                             7,336
                                                                   -------------

                                                                   $     88,736
                                                                   =============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                              $     27,506
     Accrued liabilities                                                  6,321
     Loans from shareholders (Note 2)                                     4,940
                                                                   -------------

                                     TOTAL CURRENT LIABILITIES           38,767

STOCKHOLDERS' EQUITY
     Common stock, no par value, voting:
       Authorized 1,000 shares;
       Issued and outstanding 1,000 shares                                1,000
     Common stock, no par value, non-voting:
       Authorized 1,000 shares;
       Issued and outstanding 457 shares                                243,872
     Retained deficit                                                  (194,903)
                                                                   -------------

                                    TOTAL STOCKHOLDERS' EQUITY           49,969
                                                                   -------------

                                                                   $     88,736
                                                                   =============


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                           ACCESS COMMUNICATIONS, INC.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997



Sales                                                              $    462,670
Cost of sales                                                           416,252
                                                                   -------------
                                           GROSS PROFIT                  46,418


General and administrative expenses                                      51,479
Depreciation (Note 1)                                                     8,849
Interest and bank charges                                                30,552
                                                                   -------------
                                                                         90,880
                                                                   -------------
Net operating loss                                                      (44,462)

Other Income (Expense)                                                        0
                                                                   -------------

                                               NET LOSS            $    (44,462)
                                                                   =============


EARNINGS (LOSS) PER COMMON SHARE
   Net income (loss)                                               $     (41.63)
                                                                   =============

   Weighted average number of common shares
     used to compute net income (loss) per
     weighted average share                                               1,068
                                                                   =============

                                       4


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

                                     ACCESS COMMUNICATIONS, INC.

                            STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY


                                        COMMON STOCK
                                        NON-VOTING                     COMMON STOCK
                                      ----------------               ------------------------------   RETAINED
                                            SHARES         AMOUNT         SHARES          AMOUNT       DEFICIT
                                        -------------  --------------  -------------  -------------  -----------
Balances at 12/31/96                              60   $          60          1,000   $      1,000   $ (150,441)
   Sale of shares in private
     placement 11/7/97                            50              50
   Issue stock to satisfy debt and
     accrued interest at 12/31/97                347         243,762
   Net loss for year                                                                             0      (44,462)
                                        -------------  --------------  -------------  -------------  -----------


Balances at 12/31/97                             457   $     243,872          1,000   $      1,000   $ (194,903)
                                        =============  ==============  =============  =============  ===========


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                           ACCESS COMMUNICATIONS, INC.

                            STATEMENTS OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


OPERATING ACTIVITIES
   Net loss                                                       $     (44,462)
   Add items not requiring the use of cash
     Stock issued for accrued expenses                                   15,054
     Depreciation                                                         8,849
   Changes in assets and liabilities:
     Accounts receivable                                                (12,578)
     Inventory                                                             (539)
     Accounts payable                                                    49,453
     Accrued liabilities                                                    145
                                                                  --------------

                                            NET CASH PROVIDED BY
                                            OPERATING ACTIVITIES         15,922

INVESTING ACTIVITIES
   Purchase equipment                                                    (3,996)
                                                                  --------------

                                            NET CASH REQUIRED BY
                                            INVESTING ACTIVITIES         (3,996)

FINANCING ACTIVITIES
   Sale of common stock (non-voting)                                         50
                                                                  --------------

                                            NET CASH PROVIDED BY
                                            FINANCING ACTIVITIES             50
                                                                  --------------

                                            INCREASE IN CASH AND
                                                CASH EQUIVALENTS         11,976

   Cash and cash equivalents at beginning of year                            59
                                                                  --------------

                                       CASH AND CASH EQUIVALENTS
                                                  AT END OF YEAR  $      12,035
                                                                  ==============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
   Cash paid during the year for:
     Interest                                                     $      15,498
                                                                  ==============

NONCASH INVESTING AND FINANCING ACTIVITIES
     During the year ended December 31, 1997, the Company issued 347 shares of non-voting common stock to satisfy debt in the amount of $228,708, and accrued interest of $15,054.

                                       6


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                           ACCESS COMMUNICATIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997




NOTE 1:      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

             BUSINESS ACTIVITY
             -----------------
             The Company was incorporated on March 31, 1995 in Texas. The Company is engaged in the business of providing, dial-up internet access.

             BASIS OF ACCOUNTING
             -------------------
             The financial statements are prepared using the accrual basis of accounting where revenues are recognized when earned and expenses are recognized when incurred.

             EARNINGS (LOSS) PER SHARE
             -------------------------
             Earnings (loss) per share amounts are calculated based on the weighted average number of shares outstanding during the period.

             PROPERTY AND EQUIPMENT
             ----------------------
             Property and equipment are depreciated over their estimated useful lives. Depreciation is computed using straight-line and accelerated methods over an estimated life of five to seven years.

             CASH AND CASH EQUIVALENTS
             -------------------------
             For financial statement purposes, the Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

             INCOME TAXES
             ------------
             The Company records the income tax effect of transactions in the same year that the transactions enter into the determination of income, regardless of when the transactions are recognized for tax purposes. Tax credits are recorded in the year realized.

             The Company utilizes the liability method of accounting for income taxes as set forth in Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. An allowance against deferred tax assets is recorded when it is more likely than not that such tax benefits will not be realized.

             ESTIMATES
             ---------
             The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses during the reporting period. Estimates also affect the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

NOTE 2:      RELATED PARTY TRANSACTIONS

             At December 31, 1997, the Company owed a shareholder $4,940, payable within the next 12 months without interest.

                                       7


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                           ACCESS COMMUNICATIONS, INC.

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31,1997


NOTE 3:      COMMITMENTS AND CONTINGENCIES

             The Company conducts its operations in leased facilities under noncancellable operating leases expiring through 1999. In addition, the Company leases equipment under noncancellable operating leases expiring through 2000. The minimum future rental commitments under operating leases are as follows:

                YEAR ENDING
                DECEMBER 31,         FACILITIES      EQUIPMENT        TOTAL
             ------------------    --------------  -------------  -------------
                    1998           $      14,955   $     48,064   $     63,019
                    1999                   2,492          7,505          9,997
                    2000                       0            535            535
                                   --------------  -------------  -------------

                                   $      17,447   $     56,104   $     73,551
                                   ==============  =============  =============

             Payments under these leases (included in Cost of sales and General and administrative expenses) were $78,578 for the year ended December 31, 1997.

NOTE 4       INCOME TAXES

             No federal income taxes were due for the year ended December 31, 1997.

             At December 31, 1997, the Company has a federal net operating loss carryover of approximately $200,000. The federal loss will expire starting December 31, 2010.

             At December 31, 1997, the Company has a deferred tax asset in the amount of $0. There is a potential asset based on future reduction of income taxes using the net operating loss carryforward. The amount has been reserved 100% due to the Company's losses. Management believes that the Company will realize sufficient income in the future to utilize the net operating loss carryforward. However, since future income can only be estimated, there is not sufficient basis for recognition of any deferred tax asset at this time.

NOTE 5:      SUBSEQUENT EVENTS

             On January 1, 1998, the Company became a wholly-owned subsidiary of IJNT.net, Inc. (IJNT) in a stock-for-stock business combination, treated as a purchase under generally accepted accounting principles. The shareholders of the Company exchanged their outstanding shares of Common Stock (1,4572 shares) for 241,333 shares of Common Stock of IJNT.net, a public company traded over-the-counter.

NOTE 6:      PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

             See the following pages for unaudited pro-forma condensed consolidated financial statements which assume that the Company was consolidated with IJNT as of January 1, 1997. The balance sheet and the income statement have been derived from the balance sheets and income statements of the Company and IJNT at December 31, 1997, assuming that IJNT acquired 100% of the Company's outstanding stock at January 1, 1997.


                                    IJNT.net, Inc. and Subsidiary
                             UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                                            BALANCE SHEET
                                          December 31, 1997

                                                                                       PRO FORMA    CONSOLIDATED
                                                         ACCESS           IJNT        ADJUSTMENTS     PRO FORMA
                                                     --------------  -------------- --------------  --------------
ASSETS
   CURRENT ASSETS
     Cash                                            $      12,035   $     211,351  $               $     223,386
     Accounts receivable                                    44,284               0                         44,284
     Inventory                                               5,334          59,066                         64,400
     Prepaid expenses                                           75          12,243                         12,318
                                                     --------------  -------------- --------------  --------------

                               TOTAL CURRENT ASSETS         61,728         282,660                        344,388

   PROPERTY, PLANT, & EQUIPMENT                             19,672         912,971                        932,643

   OTHER ASSETS
     Licenses and other                                          0       1,059,475                      1,059,475
     Deposits                                                7,336          11,005                         18,341
     Organization costs                                          0           9,555                          9,555
                                                     --------------  -------------- --------------  --------------
                                                             7,336       1,080,035                      1,087,371
                                                     --------------  -------------- --------------  --------------

                                                     $      88,736   $   2,275,666  $               $   2,364,402
                                                     ==============  ============== ==============  ==============

LIABILITIES & EQUITY
   CURRENT LIABILITIES
     Accounts payable and accrued expenses           $      33,827   $     378,730  $               $     412,557
     Loans from shareholders                                     0              44                             44
     Current portion of long-term debt                       4,940         144,913                        149,853
     Income taxes payable                                        0             800                            800
                                                     --------------  -------------- --------------  --------------

                          TOTAL CURRENT LIABILITIES         38,767         524,487                        563,254

     Long-term debt                                              0         178,514                        178,514
                                                     --------------  -------------- --------------  --------------

                                  TOTAL LIABILITIES         38,767         703,001                        741,768


   STOCKHOLDERS' EQUITY
     Common stock $.001 par value:
     Authorized 20,000,000 shares
     Issued & outstanding 12,211,563
       shares (after acquisition)                            1,000          12,000           (789)         12,211
     Additional paid-in capital                            243,872       3,009,252       (149,652)
                                                                                        3,103,472
     Retained deficit                                     (194,903)     (1,448,587)       150,441      (1,493,049)
                                                     --------------  -------------- --------------  --------------

                         TOTAL STOCKHOLDERS' EQUITY         49,969       1,572,665              0       1,622,634
                                                     --------------  -------------- --------------  --------------

                                                     $      88,736   $   2,275,666  $           0   $   2,364,402
                                                     ==============  ============== ==============  ==============


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

                                    IJNT.net, Inc. and Subsidiary
                             UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                                       STATEMENT OF OPERATIONS
                                    Year ended December 31, 1997

                                                                                       PRO FORMA    CONSOLIDATED
                                                         ACCESS           IJNT        ADJUSTMENTS     PRO FORMA
                                                     --------------  -------------- --------------  --------------
Net Sales                                            $     462,670   $      10,233  $               $     472,903
Cost of Sales                                              416,252          46,286                        462,538
                                                     --------------  -------------- --------------  --------------

                                       GROSS PROFIT         46,418         (36,053)                        10,365

Selling & General and
   Administrative expenses                                  51,479       1,372,842                      1,424,321
Depreciation & Amortization                                  8,849          44,320                         53,169
                                                     --------------  -------------- --------------  --------------

                        NET OPERATING INCOME (LOSS)        (13,910)     (1,453,215)                    (1,467,125)

OTHER INCOME (EXPENSE)
   Interest income                                               0          12,560                         12,560
   Interest expense                                        (30,552)         (7,932)                       (38,484)
                                                     --------------  -------------- --------------  --------------

                                 NET INCOME (LOSS)   $     (44,462)  $  (1,448,587) $           0   $  (1,493,049)
                                                     ==============  ============== ==============  ==============

Net income (loss) per weighted
   average share                                     $      (41.63)  $        (.13)                 $        (.13)
                                                     ==============  ============== ==============  ==============
Weighted average number of common shares
   used to compute net income (loss) per
   weighted average share                                    1,068      11,238,206                     11,238,206
                                                     ==============  ============== ==============  ==============


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